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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-97072, 33-97074, 33-87940, 333-07333 and
333-26759.









                                                          Arthur Andersen, LLP
Boston, Massachusetts
March 24, 1998